UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2014
TELENAV, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34720 (Commission File Number)	77-0521800 (I.R.S. Employer Identification No.)

950 De Guigne Drive
Sunnyvale, California 94085
(Address of principal executive offices) (Zip code)
(408) 245-3800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 30, 2014, the Company issued a press release and will hold a conference call regarding its financial results for the three months ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release and financial tables.

Item 8.01	Other Events.
In a press release dated January 30, 2014, the Company announced that on January 29, 2014, the Company entered into a Share Purchase and Transfer Agreement (the “Agreement”) by and among the Company, Thinknear, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Thinknear”), the shareholders of skobbler GmbH, a German limited liability company (“skobbler”) and the shareholders’ representative listed therein. Also on January 29, 2014, the Company, Thinknear and the shareholders of skobbler completed the transactions contemplated in the Agreement whereby the Company acquired skobbler for consideration of approximately $19.2 million of cash and $4.6 million of Company common stock. A copy of the press release is attached hereto as Exhibit 99.2 of this Form 8-K.
The Company announced today that one of the top five largest global automobile manufacturers has selected Telenav as its worldwide connected navigation partner. Both parties have agreed to an initial three-year production cycle, starting with select 2017 models that will be available beginning in calendar year 2016. Telenav’s embedded and connected services for this automaker are expected to support navigation in more than 100 countries.
The automaker plans to use a unique version of Scout for Cars, Telenav’s embedded navigation reference product, which is expected to include a customized user interface depending on the region. Scout for Cars will provide robust points of interest and real-time data such as traffic, local weather, and gas prices. It will also provide continued route guidance with or without connectivity.
“This partnership is significant to Telenav because it further validates and strengthens our leadership in the next generation of connected and personalized navigation technology in the global automotive market,” said HP Jin, chairman and CEO of Telenav. “Car buyers are demanding connected navigation with fresh and accurate content, which results in a more reliable and better user experience in the car. Together with our partners, we are leading the transformation inside cars with cloud and personalization technology.”
“We are pleased to expand our automotive business to include a direct relationship with another leading global auto manufacturer,” said Michael Strambi, CFO of Telenav. “Vehicles will launch in calendar 2016 and we expect to see more meaningful revenue contribution when car shipments begin to ramp in volume worldwide in calendar 2017. Securing another top five auto manufacturer partnership validates the investments we continue to make within our automotive business.”
Forward - Looking Statements
The foregoing Item 8.01 contains forward-looking statements that are based on Telenav management’s beliefs and assumptions and on information currently available to our management.  Forward-looking statements include information concerning Telenav’s anticipated or assumed future relationship with a top five auto manufacturer for connected navigation, the impact of that relationship on Telenav’s financial results, the success of Telenav’s efforts with its auto manufacturer customer under the new agreement and the launch of vehicles containing the results of those collaborations; changes in the top five global auto manufacturer’s priorities for its new vehicles and its focus on connected navigation; the adoption and success of a customer version of Scout for Cars. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. These potential risks and uncertainties include, among others, fluctuations in Telenav’s quarterly and annual operating results; Telenav’s ability to develop and implement a custom version of Scout for Cars for a top five global auto manufacturer and to support the manufacturer and its customers; adoption by vehicle purchasers of Scout for Cars; Telenav’s dependence on a limited number of auto manufacturers and original equipment manufacturers (“OEMs”) for a substantial portion of its revenue; automotive manufacturers, automotive OEMs, and consumer acceptance of Scout; Telenav’s success in achieving additional design wins from OEMs and automotive manufacturers and the delivery dates of automobiles including Telenav’s products; Telenav incurring losses; competition from other market participants who may provide comparable services to subscribers without charge; Telenav’s short history  in the automotive navigation market; continued production of vehicles with and adoption by auto buyers of Telenav’s products offered by its auto manufacturer customers and the products offered by other automotive OEMs; the timing of new product releases and vehicle production by our automotive customers; Telenav’s ability to attract and retain auto manufacturers and automotive OEMs; Telenav’s ability to issue new releases of its products and services and expand its product portfolio; the introduction of new products by competitors or the entry of new competitors into the markets for Telenav’s services and products and economic and political conditions in the US and abroad. We discuss these risks in greater detail in “Risk factors” and elsewhere in our Form 10-Q for the quarter ended September 30, 2013 and other filings with the U.S. Securities and Exchange Commission (SEC), which are available at the SEC’s website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date made. You should review our SEC filings carefully and with the understanding that our actual future results may be materially different from what we expect.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press release of Telenav, Inc. dated January 30, 2014
99.2	Press release of Telenav, Inc. dated January 30, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: January 30, 2014	By: /s/ Michael Strambi
Name: Michael Strambi
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Telenav, Inc. dated January 30, 2014
99.2	Press release of Telenav, Inc. dated January 30, 2014